                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                            -----------------------

                                   FORM T-1

             Statement of Eligibility and Qualification under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

                            -----------------------

                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

              (Exact name of trustee as specified in its charter)

      United States                                     94-3160100

(State of Incorporation)                    (IRS Employer Identification No.)

                       550 South Hope Street, Suite 500
                        Los Angeles, California  90071

             (Address of principal executive offices and zip code)

                            -----------------------

                            GENERAL WIRELESS, INC.

              (Exact name of obligor as specified in its charter)

                                   DELAWARE

         (State or other jurisdiction of Incorporation or organization)

                                   75-255006
                       (IRS Employer Identification No.)

                          6688 N. CENTRAL EXPRESSWAY
                                  DALLAS, TX
                                     75206
             (Address of principal executive offices and Zip code)

                             Senior Discount Notes

                      (Title of the indenture securities)

                                    GENERAL

1.  GENERAL INFORMATION Furnish the following information as to the trustee.
    -------------------

    (a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington DC

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter
    ------------------------------------------
    for the obligor is an affiliate of the trustee, describe each such affiliation.

    None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge
    ----------------------------------------------------------------------------
    the obligor is not in default under any Indenture for which the Trustee acts
    ----------------------------------------------------------------------------
    as Trustee.
    -----------

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement
    ----------------
    of eligibility and qualification.

    Exhibit 1-Articles of Association of First Trust of California, National Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

    Exhibit 2-Certificate of the Comptroller of Currency as to authority of First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826

    Exhibit 3-Authorization of Comptroller of Currency granting First Trust of California, National Association, the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-50826

    Exhibit 4-By-Laws of First Trust of California, National Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-50826

    Exhibit 5-Not Applicable


    Exhibit 6-Consent of First Trust of California, National Association required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826

        Exhibit 7-Report of Condition of First Trust of California, National Association, as of the close of business on June 30, 1996 published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 26th day of April, 1996.

                                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

                                  By: /s/ Grace Yang
                                     -----------------------------
                                          Grace Yang
                                          Trust Officer

Attest: /s/ Tami Mawn
       --------------
       Tami Mawn
       Vice President

                                   EXHIBIT 6

                                 C O N S E N T
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  August 6, 1996

                                        FIRST TRUST OF CALIFORNIA,
                                        NATIONAL ASSOCIATION



                                        By /s/ Grace Yang
                                          -------------------------------
                                          Grace Yang
                                          Trust Officer

[LETTERHEAD APPEARS HERE]
- --------------------------------------------------------------------------------

                                                    Please refer to page i,
[LOGO APPEARS HERE]                                 Table of Contents, for
                                                    the required disclosure
                                                    of estimated burden.

- --------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for A Bank With Domestic Offices
Only and Total Assets of $100 Million or More But Less Than $300 Million --
FFIEC 033
                                                          (960630)
                                                        -------------
Report at the close of business June 30, 1996            (RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C. (S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).



- --------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, MERITA D. SCHOLLMEIER, ASSISTANT SECRETARY
  --------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Marita D. Schollmeier
- ----------------------------------------------
Signature of Officer Authorized to Sign Report

            7/12/96
- ----------------------------------------------
Date of Signature

- --------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data
Systems, 2127 Espey Court, Suite 204. Crofton, MD 21114.
- --------------------------------------------------------------------------------

FDIC Certificate Number  [3 3 6 2 6]
                          ---------
                         (RCR:9050)
This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions,
Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
- --------------------------------------------------------------------------------
The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatroy authority and is true and correct.

[SIGNATURE APPEARS HERE]
- --------------------------------------------------------------------------------
Director (Trustee)

[SIGNATURE APPEARS HERE]
- --------------------------------------------------------------------------------
Director (Trustee)

[SIGNATURE APPEARS HERE]
- --------------------------------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c\o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

- --------------------------------------------------------------------------------


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                FFIEC 033
                                                                Page 1
                                                                   [2]

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total
Assets of $100 Million or More But Less Than $300 Million
- --------------------------------------------------------------------------------

Table of Contents

Signature Page                                 Cover

Report of Income

Schedule RI--Income Statement.............RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital........RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses......................................RI-4,5

Schedule RI-C--Applicable Income Taxes by
  Taxing Authority..............................RI-5

Schedule RI-E--Explanations...................RI-5,6




Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219


Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429


Report of Condition

Schedule RC--Balance Sheet....................RC-1,2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions..................RC-3

Schedule RC-B--Securities.....................RC-4,5

Schedule RC-C--Loans and Lease Financing
  Receivables:
  Part I. Loans and Leases....................RC-6,7
  Part II. Loans to Small Businesses and
    Small Farms (included in the forms for
    June 30 only)...........................RC-7a,7b

Schedule RC-E--Deposit Liabilities............RC-8,9

Schedule RC-F--Other Assets....................RC-10

Schedule RC-G--Other Liabilities...............RC-10

Schedule RC-K--Quarterly Averages..............RC-11

Schedule RC-L--Off-Balance Sheet
  Items.....................................RC-12,13

Schedule RC-M--Memoranda....................RC-14,15

Schedule RC-N--Past Due and Nonaccrual
  Loans, Leases, and Other Assets..............RC-16

Schedule RC-O--Other Data for Deposit
  Insurance Assessments....................RC-17, 18

Schedule RC-R--Regulatory Capital..........RC-19, 20

Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income......................RC-21

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)


For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Consolidated Report of Income
for the period January 1, 1996 - June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement
                                                                                                                   I280  -
                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
1. Interest income:

   a.  Interest and fee income on loans(1):                                         RIAD
                                                                                    ----
       (1) Real estate loans ____________________________________________________   4246. .                 0         1.a.1
       (2) Installment loans ____________________________________________________   4247. .                 0         1.a.2
       (3) Credit cards and related plans _______________________________________   4248. .                 0         1.a.3
       (4) Commercial (time and demand) and all other loans _____________________   4249. .                 0         1.a.4

   b.  Income from lease financing receivables:
       (1) Taxable leases _______________________________________________________   4505. .                 0         1.b.1
       (2) Tax-exempt leases ____________________________________________________   4307. .                 0         1.b.2
   c.  Interest income on balances due from depository institutions (2) __________   4115. .                 0         1.c
   d.  Interest and dividend income on securities:
       (1) U.S. Treasury securities and U.S. Government agency
           and corporation obligations __________________________________________   4027. .                 7         1.d.1
       (2) Securities issued by states and political subdivisions in the U.S.:
           (a) Taxable securities _______________________________________________   4506. .                 0         1.d.2a
           (b) Tax-exempt securities ____________________________________________   4507. .                 0         1.d.2b
       (3) Other domestic debt securities _______________________________________   3657. .                 0         1.d.3
       (4) Foreign debt securities ______________________________________________   3658. .                 0         1.d.4
       (5) Equity securities (including investments in mutual funds)_____________   3659. .               105         1.d.5
   e.  Interest income from trading assets ______________________________________   4069. .                 0         1.e
   f.  Interest income on federal funds sold and securities purchased
       under agreements to resell _______________________________________________   4020. .                 0         1.f
   g.  Total interest income (sum of items 1.a through 1.f)______________________   4107. .               112         1.g

___________________
(1) See instruction for loan classifications used in this schedule.
(2) Includes interest income on time certificates of deposit not held for trading.


                                                                                                        Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------------------------------------------
2.  Interest expense:
    a. Interest on deposits:
                                                                                    RIAD         Year-to-date
       (1) Transaction accounts (NOW accounts, ATS accounts, and                    ----
           telephone and preauthorized transfer accounts) _______________________   4508. .                 0  .  .  .      2.a.1
       (2) Nontransaction accounts:
           (a) Money market deposit accounts (MMDAs) ____________________________   4509. .                 0  .  .  .      2.a.2a
           (b) Other savings deposits ___________________________________________   4511. .                 0  .  .  .      2.a.2b
           (c) Time certificates of deposit of $ 100,000 or more ________________   4174. .                 0  .  .  .      2.a.2c
           (d) All other time deposits __________________________________________   4512. .                 0  .  .  .      2.a.2d
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase _________________________________________________   4180. .                 0  .  .  .      2.b
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and on other borrowed money _________________________________   4185. .                 0  .  .  .      2.c
    d. Interest on mortgage indebtedness and obligations under
       capitalized leases _______________________________________________________   4072. .                 0  .  .  .      2.d
    e. Interest on subordinated notes and debentures ____________________________   4200. .                 0  .  .  .      2.e
    f. Total interest expense (sum of items 2.a through 2.e) ____________________   4073. .                 0  .  .  .      2.f
3.  Net interest income (item 1.g minus 2.f) ____________________________________   4074. .               112  .  .  .      3.
4.  Provisions:
    a. Provision for loan and lease losses ______________________________________   4230. .                 0  .  .  .      4.a
    b. Provision for allocated transfer risk ____________________________________   4243. .                 0  .  .  .      4.b
5.  Noninterest income:
    a. Income from fiduciary activites __________________________________________   4070. .            10,687  .  .  .      5.a
    b. Service charges on deposit accounts ______________________________________   4080. .                 0  .  .  .      5.b
    c. Trading revenue (must equal Schedule RI, sum of
       Memorandum items 8.a through 8.d) ________________________________________   A220. .                 0  .  .  .      5.c
    d. Other foreign transaction gains (losses) _________________________________   4076. .                 0  .  .  .      5.d
    e. Not applicable.
    f. Other noninterest income:
       (1) Other fee income _____________________________________________________   5407. .             4,165  .  .  .      5.f.1
       (2) All other noninterest income* ________________________________________   5408. .             2,726  .  .  .      5.f.2
    g. Total noninterest income (sum of items 5.a through 5.f. (2)) _____________   4079. .            17,578  .  .  .      5.g
6.  a. Realized gains (losses) on held-to-maturity securities ___________________   3521. .                 0  .  .  .      6.a
    b. Realized gains (losses) on available-for-sale securities _________________   3196. .                 0  .  .  .      6.b
7.  Noninterest expense:
    a. Salaries and employee benefits ___________________________________________   4135. .             5,982  .  .  .      7.a
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ________    4217. .               786  .  .  .      7.b
    c. Other noninterest expense* _______________________________________________   4092. .            17,406  .  .  .      7.c
    d. Total noninterest expense (sum of items 7.a through 7.c) _________________   4093. .            24,174  .  .  .      7.d
8.  Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d) ___   4301. .            (6,484) .  .  .      8.
9.  Applicable income taxes (on item 8) _________________________________________   4302. .            (2,202) .  .  .      9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9) ____________________________________________________________   4300. .            (4,282) .  .  .     10.
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments, gross of income taxes * _______   4310. .                 0  .  .  .     11.a
    b. Applicable income taxes (on item 11.a) * _________________________________   4315. .                 0  .  .  .     11.b
    c. Extraordinary items and other adjustments, net of
       income taxes (item 11.a minus 11.b) ______________________________________   4320. .                 0  .  .  .     11.c
12. Net income (loss) (sum of items 10 and 11.c) ________________________________   4340. .            (4,282) .  .  .     12

________________________
* Describe on Schedule RI-E - Explanations.

                                                                                                                    I281   -
                                                                                                     Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
Memoranda                                                                                     RIAD      Year-to-date
1.  Interest expense incurred to carry tax-exempt securities, loans,                          ----
    and leases acquired after August 7, 1986, that is not deductible
    for federal income tax purposes _______________________________________________________   4513. .              0        M.1
2.  Income from the sale and servicing of mutual funds and annuities
    (included in Schedule RI, item 8) _____________________________________________________   8431. .              0        M.2
3.  Not applicable
4.  Number of full-time equivalent employees on payroll at end of current                                     Number
                                                                                                              ------
    period (round to nearest whole number) ________________________________________________   4150. .            211        M.4
5.  Interest and fee income on tax-exempt obligations (other than securities and leases) of states and political subdivisions in the U.S. (reportable in
    Schedule RC-C, part I, item 8) included in Schedule RI, item 1.a above ________________   4504. .              0        M.5
6.  To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans. Interest and fee income on agricultural loans
    included in item 1.a above ____________________________________________________________   4251. .              0        M.6
7.  If the reporting bank has restated its balance sheet as a result of
    applying push down accounting this calendar year, report the date of                                  MM  DD  YY
    the bank's acquisition ________________________________________________________________   9106. .            N/A        M.7
8.  Trading revenue (from cash instruments and off-balance sheet derivative                   RIAD       Year-to-date
    instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule                 ----
    RI, item 5.c):
    a. Interest rate exposures ____________________________________________________________   8757. .              0        M.8.a
    b. Foreign exchange exposures _________________________________________________________   8758. .              0        M.8.b
    c. Equity security and index exposures ________________________________________________   8759. .              0        M.8.c
    d. Commodity and other exposures ______________________________________________________   8760. .              0        M.8.d
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income _________________________________________   8761. .              0        M.9.a
    b. Net (increase) decrease to interest expense ________________________________________   8762. .              0        M.9.b
    c. Other (noninterest) allocations ____________________________________________________   8763. .              0        M.9.c

Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                                                      I283  -
                                                                                                      Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              RIAD
1.  Total equity capital originally reported in the December 31, 1995,                        ----
    Reports of Condition and Income _______________________________________________________   3215. .        122,609        1.
2.  Equity capital adjustments from amended Reports of Income, net * ______________________   3216. .              0        2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2) __________________   3217. .        122,609        3.
4.  Net income (loss) (must equal Schedule RI, item 12) ___________________________________   4340. .         (4,282)       4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net ____________________   4346. .              0        5.
6.  Changes incident to business combinations, net ________________________________________   4356. .              0        6.
7.  LESS: Cash dividends declared on preferred stock ______________________________________   4470. .              0        7.
8.  LESS: Cash dividends declared on common stock _________________________________________   4460. .              0        8.
9.  Cumulative effect of changes in accounting principles from prior
    years * (see instructions for this schedule) __________________________________________   4411. .              0        9.
10. Corrections of material accounting errors from prior years *
    (see instructions for this schedule) __________________________________________________   4412. .              0        10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities ____________________________________________________________________________   8433. .             (1)       11.
12. Other transactions with parent holding company * (not included in
    items 5, 7, or 8 above) _______________________________________________________________   4415. .          5,060        12.
13. Total equity capital end of current period (sum of items 3 through 12)
    (must equal Schedule RC, item 28) _____________________________________________________   3210. .        123,386        13.

_________________________
*  Describe on Schedule RI-E - Explanations.

Schedule RI-B - Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part  I. Charge-offs and Recoveries on Loans and Leases (1)
                                                                                                                            I286
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           ....................Calendar year-to-date...................
Part I excludes charge-offs and recoveries through the              (Column A)                      (Column B)
allocated transfer risk reserve.                                    Charge-offs                      Recoveries
                                                           -----------------------------   ----------------------------
                                                           RIAD                            RIAD
                                                           ----                            ----
1. Real estate loans______________________________________ 4256. .                  0      4257. .                 0       1.
2. Installment loans______________________________________ 4258. .                  0      4259. .                 0       2.
3. Credit cards and related plans_________________________ 4262. .                  0      4263. .                 0       3.
4. Commercial (time and demand) and all other loans_______ 4264. .                  0      4265. .                 0       4.
5. Lease financing receivables____________________________ 4266. .                  0      4267. .                 0       5.
6. Total (sum of items 1 through 5)_______________________ 4635. .                  0      4605. .                 0       6.

Memoranda

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Loans to foreign governments and official institutions  RIAD                            RIAD
                                                           ----                            ----
   included in part I, items 1 through 4 above____________ 4643. .                  0      4627. .                 0       M.1
2. To be completed by banks with loans to finance
   agricultural production and other loans to farmers
   (Schedule RC-C, part I, item 3) exceeding five percent
   of total loans.
   Agricultural loans included in part I, items 1          RIAD                            RIAD
                                                           ----                            ----
   through 4, above_______________________________________ 4268. .                  0      4269. .                 0       M.2

3. Not applicable.

4. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RI-B, part I,              RIAD                            RIAD
                                                           ----                            ----
   items 2 through 4, above_______________________________ 5443. .                  0      5444. .                 0       M.4
5. Real estate loans (sum of Memorandum items 5.a
   through 5.e must equal Schedule RI-B, part I
   item 1, above):
   a. Construction and land development___________________ 5445. .                  0      5446. .                 0       M.5.a
   b. Secured by farmland_________________________________ 5447. .                  0      5448. .                 0       M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit___________________________ 5449. .                  0      5450. .                 0       M.5.c1
      (2) All other loans secured by 1-4 family
          residential properties__________________________ 5451. .                  0      5452. .                 0       M.5.c2
   d. Secured by multifamily (5 or more) residential
      properties__________________________________________ 5453. .                  0      5454. .                 0       M.5.d
   e. Secured by nonfarm nonresidential properties________ 5455. .                  0      5456. .                 0       M.5.e
_____________

(1) See instructions for loan classifications used in this schedule.

Part II.  Changes in Allowance for Loan and Lease Losses


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ----
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income.  3124. .                  0       1.
2. Recoveries (must equal part I, item 6, column B above)_________________________________ 4605. .                  0       2.
3. LESS: Charge-offs (must equal part I, item 6, column A above)__________________________ 4635. .                  0       3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)_________________ 4230. .                  0       4.
5. Adjustments * (see instructions for this schedule)_____________________________________ 4815. .                  0       5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.b)______________________________________________________________________________ 3123. .                  0       6.
   _____________
* Describe on Schedule RI-E - Explanations.

Schedule RI-C - Applicable Income Taxes by Taxing Authority
                                                                                                                             I289
Schedule RI-C - is to be reported with the December Report of Income                                     Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                           RIAD
                                                                                           ----
1. Federal                                                                                 4780. .       N/A                1.

2. State and local________________________________________________________________________ 4790. .       N/A                2.
3. Foreign________________________________________________________________________________ 4795. .       N/A                3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b)_____ 4770. .       N/A                4.
                                                          RIAD
                                                          ----

5. Deferred portion of item 4_____________________________4772. .         N/A                      . . .  . . . . . . .     5.


Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)


                                                                                                                              I295
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income 9from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2))                            RIAD       Year-to-date
                                                                                           ----
   a. Net gains on other real estate owned________________________________________________ 5415. .       N/A                1.a
   b. Net gains on sales of loans_________________________________________________________ 5416. .       N/A                1.b
   c. net gains on sales of premises and fixed assets_____________________________________ 5417. .       N/A                1.c
  Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
      TEXT                                                                                 RIAD
      ----                                                                                 ----
   d. 4461: Service Fees__________________________________________________________________ 4461. .        2,721             1.d
            _______________
   e. 4462:_______________________________________________________________________________ 4462. .       N/A                1.e
   f. 4463:_______________________________________________________________________________ 4463. .       N/A                1.f
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets___________________________________________ 4531. .        3,542             2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned_______________________________________________ 5418. .       N/A                2.b
   c. Net losses on sales of loans________________________________________________________ 5419. .       N/A                2.c
   d. Net losses on sales of premises and fixed assets____________________________________ 5420. .       N/A                2.d
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 7.c:
      TEXT                                                                                 RIAD
      ----                                                                                 ----
   e. 4464: Intcochg - Trust Oper Svcs - CTS_______________________________________________4464. .        2,060             2.e
            ________________________________

   f. 4467: Operating Expense______________________________________________________________4467. .        3.612             2.f
            __________________

   g. 4468: Acquisition Conversion Expense_________________________________________________4468. .        7,923             2.g
            ______________________________

                                                                                                     Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
3.  Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
           TEXT                                           RIAD                            RIAD          Year-to-Date
           ----                                           ----                            ----
    a. (1) 4469:_________________________________________       .  .  .  .  .  .  .       4469 . .                  0    3.a.1
       (2) Applicable income tax effect__________________ 4486 . .                0               . . . . . . . . . .    3.a.2
    b. (1) 4487:_________________________________________                                 4487 . .                  0    3.b.1
       (2) Applicable income tax effect__________________ 4488 . .                0               . . . . . . . . . .    3.b.2
    c. (1) 4489:_________________________________________       .  .  .  .  .  .  .       4489 . .                  0    3.c.1
       (2) Applicable income tax effect__________________ 4491 . .                0               . . . . . . . . . .    3.c.2

4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, from 2) (itemize and describe all adjustments):
       TEXT                                                                               RIAD
       ----                                                                               ----
    a. 4492:______________________________________________________________________________4492 . .        N/A            4.a
    b. 4493:______________________________________________________________________________4493 . .        N/A            4.b

5.  Cumulative effect of changes in accounting principles from prior years (from Schedule
    RI-A, item 9) (itemize and describe all changes in accounting principles):
       TEXT                                                                               RIAD
       ----                                                                               ----
    a. 4494:______________________________________________________________________________4494 . .        N/A            5.a
    b. 4495:______________________________________________________________________________4495 . .        N/A            5.b

6. Corrections of material accounting errors from prior years (from Schedule RI-A, item
   10) (itemize and describe all corretions):
       TEXT                                                                               RIAD
       ----                                                                               ----
    a. 4496:______________________________________________________________________________4496: . .       N/A            6.a
    b. 4497:______________________________________________________________________________4497: . .       N/A            6.b

7. Other transactions with parent holding company (from Schedule RI-A, item 12) (itemize and describe all such transactions):
       TEXT                                                                               RIAD
       ----                                                                               ----
    a. 4498:Capital Injection_____________________________________________________________4498: . .      5,060          7.a
            -----------------
    b. 4499:______________________________________________________________________________4499: . .       N/A            7.b

8. Adjustments to allowance for loan and Lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
       TEXT                                                                               RIAD
       ----                                                                               ----
    a. 4521:______________________________________________________________________________4521: . .       N/A           8.a
    b. 4522:______________________________________________________________________________4522: . .       N/A           8.b
                                                                                                         I298          I299


9. Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the Report of Income):
    No comment:                  X      (RIAD 4769)

    Other explanations (please type or print clearly):
    (TEXT 4769)

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                                                       C200 (less than -)
                                                                                                       Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  1.  Cash and balances due from depository institutions (from Schedule RC-A):          RCON
                                                                                        ----
      a.  Noninterest-bearing balances and currency and coin (1)                        0081. .         46,480       1.a
                                                                -----------------------
      b.  Interest-bearing balances (2)                                                 0071. .              0       1.b
                                       ------------------------------------------------

2.    Securities:

      a.  Held-to-maturity securities (from Schedule RC-B, column A)                    1756. .              0        2.a
                                                                    -------------------
      b.  Available-for-sale securities (from Schedule RC-B, column D)                  1773. .          4,073        2.b
                                                                      -----------------

3.    Federal funds sold and securities purchased under agreements to resell:

      a.  Federal funds sold                                                            0276. .              0        3.a
                            -----------------------------------------------------------
      b.  Securities purchased under agreements to resell                               0277. .              0        3.b
                                                         ------------------------------

4.    Loans and lease financing receivables:

      a.  Loans and leases, net of unearned income              RCON
                                                                ----
          (from Schedule RC-C)                                  2122 . .      0                    . . . . . .        4.a
                              ---------------------------------
      b.  LESS: Allowance for Loan and Lease Losses             3123 . .      0                    . . . . . .        4.b
                                                   ------------
      c.  LESS: Allocated transfer risk reserve                 3128 . .      0                    . . . . . .        4.c
                                               ----------------
      d.  Loans and Leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c)                           2125. .              0        4.d
                                                             --------------------------

5.    Trading assets                                                                    3545. .              0        5.
                    -------------------------------------------------------------------
6.    Premises and fixed assets (including capitalized leases)                          2145. .            505        6.
                                                              -------------------------
7.    Other real estate owned (from Schedule RC-M)                                      2150. .              0        7.
                                                  -------------------------------------
8.    Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)                                                                    2130. .              0        8.
                    -------------------------------------------------------------------
9.    Customers' Liability to this bank on acceptances outstanding                      2155. .              0        9.
                                                                  ---------------------
10.   Intangible assets (from Schedule RC-M)                                            2143. .         83,328        10.
                                            -------------------------------------------
11.   Other assets (from Schedule RC-F)                                                 2160. .         11,814        11.
                                       ------------------------------------------------
12.   Total assets (sum of items 1 through 11)                                          2170. .        146,200        12.
                                              -----------------------------------------

- -----------------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------
LIABILITIES
13. Deposits
    a. In domestic offices (sum of totals of    RCON
                                                ----
       columns A and C from Schedule RC-E)______2200. .         0       13.a
                                     RCON
                                     ----
       (1) Noninterest-bearing (1)___6631. .  0         . . . . .       13.a.1
       (2) Interest-bearing__________6636. .  0         . . . . .       13.a.2
    b. In foreign offices, Edge and Agreement sub-
       sidiaries, and IBFs______________________        . . . . .
       (1) Noninterest-bearing__________________        . . . . .
       (2) interest-bearing ____________________        . . . . .
14. Federal funds purchased and securities sold under
    agreements to repurchase:
    a. Federal funds purchased__________________0278. .         0       14.a
    b. Securities sold under agreements to
       repurchase_______________________________0279. .         0       14.b
15. a. Demand notes issued to the U.S.
       Treasury_________________________________2840. .         0       15.a
    b. Trading liabilities______________________3548. .         0       15.b
16. Other borrowed money:
    a. With a remaining maturity of one year
       or less__________________________________2332. .         0       16.a
    b. With a remaining maturity of more than
       one year_________________________________2333. .         0       16.b
17. Mortgage indebtedness and obligations under
    capitalized leases__________________________2910. .         0       17.
18. Bank's liability on acceptances executed
    and outstanding_____________________________2920. .         0       18.
19. Subordinated notes and debentures___________3200. .         0       19.
20. Other liabilities (from Schedule RC-G)______2930. .    22,814       20.
21. Total liabilities (sum of items 13 through
    20)_________________________________________2948. .    22,814       21.

22. Limited-life preferred stock and related
    surplus_____________________________________3282. .         0       22.

EQUITY CAPITAL
23. Perpetual preferred stock and related
    surplus_____________________________________3838. .         0       23.
24. Common stock________________________________3230. .     1,000       24.
25. Surplus (exclude all surplus related
    to preferred stock)_________________________3839. .   126,260       25.
26. a. Undivided profits and capital reserves___3632. . (   3,874)      26.a
    b. Net unrealized holding gains (losses)
       on available-for-sale securities_________8434. .         0       26.b
27. Cumulative foreign currency translation
    adjustments_________________________________        . . . . .
28. Total equity capital (sum of items 23
    through 27)_________________________________3210. .   123,386       28.
29. Total liabilities, limited-life preferred
    stock, and equity capital (sum of items
    21, 22, and 28)____________________         3300. .   146,200       29.

Memorandum

To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number
    of the statement below that best describes
    the most comprehensive level of auditing
    work performed for the bank by independent
    external auditors as of any date during
    1995________________________________________6724. .     N/A         M.1

1 = Independent audit of the bank      4 = Directors' examination of the bank
    conducted in accordance with           performed by other external auditors
    generally accepted auditing            (may be required by state chartering
    standards by a certified public        authority)
    accounting firm which submits a    5 = Review of the bank's financial
    report on the bank                     statements by external auditors
2 = Independent audit of the bank's    6 = Compilation of the bank's financial
    parent holding company conducted       statements by external auditors
    in accordance with generally       7 = Other audit procedures (excluding
    accepted auditing standards            tax preparation work)
    by a certified public accounting   8 = No external audit work
    firm which submits a report on
    the consolidated holding company
    (but not on the bank separately)
3 = Director's examination of the bank
    conducted in accordance with
    generally accepted auditing
    standards by a certified public
    accounting firm (may be required
    by state chartering authority)

- ----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                        C205
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------
1. Cash items in process of collection, unposted
   debits, and currency and coin:                    RCON
                                                     ----
   a. Cash items in process of collection
      and unposted debits                            0020. .       0       1.a
                         ----------------------------
   b. Currency and coin                              0080. .       0       1.b
                       ------------------------------
2. Balances due from depository institutions in
   the U.S.:
   a. U.S. branches and agencies of foreign banks    0083. .       0       2.a
                                                 ----
   b. Other commercial banks in the U.S. and
      other depository institutions in the U.S.      0085. .  46,480       2.b
                                               ------
3. Balances due from banks in foreign countries
   and foreign central banks:
   a. Foreign branches of other U.S. banks           0073. .       0       3.a
                                          -----------
   b. Other banks in foreign countries and
      foreign central banks                          0074. .       0       3.b
                           --------------------------
4. Balances due from Federal Reserve Banks           0090. .       0       4.
                                          -----------
5. Total (sum of items 1 through 4)(must equal
   Schedule RC, sum of items 1.a and 1.b)            0010. .  46,480       5.
                                         ------------


Memorandum
                                                     Dollar Amounts in Thousands
- --------------------------------------------------------------------------------
1. Noninterest-bearing balances due from          RCON
   commercial banks in the U.S. (included         ----
   in items 2.a and 2.b above)                    0050. .  46,480       M.1

Schedule RC-B - Securities

Exclude assets held for trading.

                                                                      C210  -
                                                    Dollar Amounts in Thousands
- -------------------------------------------------------------------------------
                                               Held-to-maturity
                                        (Column A)           (Column B)
                                      Amortized Cost         Fair Value
                                    ------------------   --------------------
1. U.S. Treasury                    RCON                   RCON
                                    ----                   ----
   securities______________________ 0211..          0      0213..           0
                                    ----
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government
      agencies (2)_________________ 1289..          0      1290..           0
   b. Issued by U.S. Government-
      sponsored agencies (3)_______ 1294..          0      1295..           0
3. Securities issued by states and
   political subdivisions in the
   U.S.:
   a. General obligations___________1676..          0      1677..           0
   b. Revenue obligations___________1681..          0      1686..           0
   c. Industrial development and similar
      obligations___________________1694..          0      1695..           0
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA________1698..          0      1699..           0
      (2) Issued by FNMA and
          FHLMC_____________________1703..          0      1705..           0
      (3) Other pass-through
          securities________________1709..          0      1710..           0
   b. Other mortgage-backed securities
      (include CMOs, REMICs, and
       stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA____________1714..          0      1715..           0
      (2) Collateralized by MBS issued
          or guaranteed by FNMA,
          FHLMC, or GNMA____________1718..          0      1719..           0
      (3) All other mortgage-backed
          securities________________1733..          0      1734..           0
5. Other debt securities:
   a. Other domestic debt                           0      1738..           0
      securities____________________1737..
   b. Foreign debt securities_______1742..          0      1743..           0
6. Equity securities:
   a. Investments in mutual-funds___    ............           .............
   b. Other equity securities with
      readily determinable fair
      values________________________    ............           .............
   c. All other equity
      securities(1)_________________    ............           .............
7. Total (sum of items 1 through 6)
   (total of column A must equal
   Schedule RC, item 2.a)(total of
   column D must equal Schedule RC,
   item 2.b)________________________1754..          0      1771..           0


                                               Available-for-sale
                                        (Column C)           (Column D)
                                      Amortized Cost         Fair Value
                                    --------------------  ---------------------
1. U.S. Treasury                    RCON                   RCON
                                    ----                   ----
   securities_______________________1286..          255    1287..         255 1.
2. U.S. Government agency and
   corporation obligations (exclude
   mortgage-backed securities):
   a. Issued by U.S. Government
      agencies (2)__________________1291..          0      1293..         0 2.a
   b. Issued by U.S. Government-
      sponsored agencies (3)________1297..          0      1298..         0 2.b
3. Securities issued by states and
   political subdivisions in the
   U.S.:
   a. General obligations___________1678..          0      1679..         0 3.a
   b. Revenue obligations___________1690..          0      1691..         0 3.b
   c. Industrial development and similar
      obligations___________________1696..          0      1697..         0 3.c
4. Mortgage backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA________1701..          0      1702..         0 4a1
      (2) Issued by FNMA and
          FHLMC_____________________1706..          0      1707..         0 4a2
      (3) Other pass-through
          securities________________1711..          0      1713..         0 4a3
   b. Other mortgage-backed securities
      (include CMOs, REMICs, and
       stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA____________1716..          0      1717..         0 4b1
      (2) Collateralized by MBS issued
          or guaranteed by FNMA,
          FHLMC, or GNMA____________1731..          0      1732..         0 4b2
      (3) All other mortgage-backed
          securities________________1735..          0      1736..         0 4b3
5. Other debt securities:
   a. Other domestic debt                           0      1741..         0 5.a
      securities____________________1739..
   b. Foreign debt securities_______1744..          0      1746..         0 5.b
6. Equity securities:
   a. Investments in mutual-funds___1747..          0     a 1748..         0 6.a
   b. Other equity securities with
      readily determinable fair
      values________________________1749..          0      1751..         0 6.b
   c. All other equity
      securities(1)_________________1752..     3,818       1753..     3,818 6.c
7. Total (sum of items 1 through 6)
   (total of column A must equal
   Schedule RC, item 2.a)(total of
   column D must equal Schedule RC,
   item 2.b)________________________1772..     4,073       1773..     4,073 7.


- ----------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

[LETTERHEAD APPEARS HERE]

                                                                         C212 -


Memoranda
                                                                    Dollar Amounts in Thousands
- -----------------------------------------------------------------------------------------------
                                                                    RCON
                                                                    ----
1. Pledged securities (1)___________________________________________0416..       255   M.1
2. Maturity and repricing data for debt securities (1,2,3)
   (excluding those in nonaccrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less______________________________________0343..         0   M.2.a1
      (2) Over three months through 12 months_______________________0344..         0   M.2.a2
      (3) Over one year through five years__________________________0365..       255   M.2.a3
      (4) Over five years___________________________________________0346..         0   M.2.a4
      (5) Total fixed rate debt securities (sum of Memorandum
          items 2.a.(1) through 2.a(4))_____________________________0347..       255   M.2.a5
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently______________________________4544..         0   M.2.b1
      (2) Annually or more frequently, but less frequently
          than quarterly____________________________________________4545..         0   M.2.b2
      (3) Every five years or more frequently, but less
          frequently than annually__________________________________4551..         0   M.2.b3
      (4) Less frequently than every five years_____________________4552..         0   M.2.b4
      (5) Total floating rate debt securities (sum of
          items 2.b.(1) through 2.b.(4))____________________________4553..         0   M.2.b5
   c. Total debt securities (sum of Memorandum items 2.a.(5)) and 2.b.(5))
      (must equal total debt securities from Schedule RC-B,
      sum of items 1 through 5, columns A and D, minus
      nonaccrual debt securities included in Schedule RC-n,
      item 6, column C)_____________________________________________0393..      255   M.2.c
3. Not applicable.
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included in Schedule RC-B, items 3 through 5,
   column A, above)_________________________________________________5365..        0   M.4
5. Not applicable.
6. Floating rate debt securities with a remaining maturity of one year or less (1,3) (included in Memorandum items 2.b.(1)
   through 2.b.(4) above)___________________________________________5519..        0   M.6
7. Amortized cost of held-to-maturity securities sold or
   transferred to available-for-sale or trading securities
   during the calendar year-to-date (report the amortized cost
   at date of sale or transfer)_____________________________________1778..        0   M.7
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost________________________________________________8780..        0   M.8.a
   b. Fair value____________________________________________________8781..        0   M.8.b
9. Structured notes (included in the held-to-maturity and
   available-for-sale accounts in Schedule RC-B, items 2, 3
   and 5):
   a. Amortized cost________________________________________________8782..        0   M.9.a
   b. Fair value____________________________________________________8783..        0   M.9.b


- ----------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Schedule RC-C - Loans and Lease Financing Receivables

Part I.  Loans and Leases


Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.  Report total loans and leases, net of unearned income. Exclude assets held for trading.
                                                                                                                                C215
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                                                         RCON
                                                                                          ----
    a. Construction and land development__________________________________________________1415. .                    0       1.a
    b. Secured by farmland (including farm residential and other improvements)____________1420. .                    0       1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties and
           extended under lines of credit_________________________________________________1797. .                    0       1.c1
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens_____________________________________________________5367. .                    0       1.c2a
           (b) Secured by junior liens____________________________________________________5368. .                    0       1.c2b
    d. Secured by multifamily (5 or more) residential properties__________________________1460. .                    0       1.d
    e. Secured by nonfarm nonresidential properties_______________________________________1480. .                    0       1.e
 2. Loans to depository institutions:
    a. To commercial banks in the U.S.:
       (1) To U.S. branches and agencies of foreign banks_________________________________1506. .                    0       2.a1
       (2) To other commercial banks in the U.S.__________________________________________1507. .                    0       2.a2
    b. To other depository institutions in the U.S._______________________________________1517. .                    0       2.b
    c. To banks in foreign countries:
       (1) To foreign branches of other U.S. banks________________________________________1513. .                    0       2.c1
       (2) To other banks in foreign countries____________________________________________1516. .                    0       2.c2
 3. Loans to finance agricultural production and other loans to farmers___________________1590. .                    0       3.
 4. Commercial and industrial Loans:
    a. To U.S. addresses (domicile)_______________________________________________________1763. .                    0       4.a
    b. To non-U.S. addresses (domicile)___________________________________________________1764. .                    0       4.b
 5. Acceptances of other banks____________________________________________________________1755. .                    0       5.
 6. Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a. Credit cards and related plans (includes check credit and other revolving credit
       plans)_____________________________________________________________________________2008. .                    0       6.a
    b. Other (includes single payment, installment, and all student loans)________________2011. .                    0       6.b
 7. Loans to foreign governments and official institutions (including foreign central
    banks)________________________________________________________________________________2081. .                    0       7.
 8. Obligations (other than securities and leases) of states and political subdivisions
    in the U.S. (includes nonrated industrial development obligations)____________________2107. .                    0       8.
 9. Other loans:
    a. Loans for purchasing or carrying securities (secured and unsecured)________________1545. .                    0       9.a
    b. All other loans (exclude consumer loans)___________________________________________1564. .                    0       9.b
10. Lease financing receivables (net of unearned income)__________________________________2165. .                    0       10.
11. LESS: Any unearned income on loans reflected in items 1-9 above_______________________2123. .                    0       11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item
    11) (must equal Schedule RC, item 4.a)________________________________________________2122. .                    0       12.

Part I.  Continued

Memoranda
                                                                                                   Dollar Amount in Thousands
- -----------------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
1. Commercial paper included in Schedule RC-C, part I, above________________________________1496. .          0     M.1
2. Loans (1) and Leases restructured and in compliance with modified terms (included in
   Schedule RC-C, part I, above, and not reported as past due or nonaccrual in Schedule
   RC-N, Memorandum Item 1):
   a. Real estate loans_____________________________________________________________________1617. .          0     M.2.a
   b. All other loans and all lease financing receivables (exclude loans to individuals
      for household, family, and other personal expenditures)_______________________________8691. .          0     M.2.b
3. Maturity and repricing data for loans and leases (2) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less______________________________________________________________0348. .          0     M.3.a1
      (2) Over three months through 12 months_______________________________________________0349. .          0     M.3.a2
      (3) Over one year through five years__________________________________________________0356. .          0     M.3.a3
      (4) Over five years___________________________________________________________________0357. .          0     M.3.a4
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1) through
          3.a.(4))__________________________________________________________________________0358. .          0     M.3.a5
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently______________________________________________________4554. .          0     M.3.b1
      (2) Annually or more frequently, but less frequently than quarterly___________________4555. .          0     M.3.b2
      (3) Every five years or more frequently, but less frequently than annually____________4561. .          0     M.3.b3
      (4) Less frequently than every five years_____________________________________________4564. .          0     M.3.b4
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4))_______4567. .          0     M.3.b5
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12, plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual loans
      and leases from Schedule RC-N, sum of items 1 through 5, column C)____________________1479. .          0     M.3.c
   d. Floating rate loans with a remaining maturity of one year or less (included in
      Memorandum items 3.b.(1) through 3.b.(4) above)_______________________________________A246. .          0     M.3.d
4. Loans to finance commercial real estate, construction, and land development activities
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b,
   page RC-6 (3)____________________________________________________________________________2746. .          0     M.4
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)________________5369. .          0     M.5
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential
   properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6)_______________5370. .          0     M.6


- ---------------
(1) See instructions for loan classifications used in Memorandum item 2.
(2) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(3) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

Part II.  Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $ 1,000,000 or less and farm loans with "original amounts" of $ 500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment, when the line of credit or loan commitment was most recently approved, extended or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan perticipation or syndication is the entire amount of the credit originated by the lead lender.
(3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses                                              C218


1.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e. and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" reported in Schedule RC-C, part I, item 4.a, have original amounts of $ 100,000 or less (if your bank has no loans outstanding in
both of these two loan categories, place an "X" in the box marked "NO" and go to   RCON           YES           NO
                                                                                   ----           ---           --
item 5; other, see instructions for further information.)__________________________6999. .                      X            1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to Item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

                                                                                            Number of Loans
                                                                               ----------------------------------------
    a.  "Loans secured by nonfarm nonresidential properties"                   RCON
        reported in Schedule RC-C, part 1,                                     ----
        item 1.e____________________________________________________________   5562. .                   N/A               2.a
    b.  "Commercial and industrial loans to U.S. addressees"
        reported in Schedule RC-C, partI, item 4.a__________________________   5563. .                  N/A                2.b

                                                                                                       Dollar Amounts in Thousands
- ----------------------------------------------------------------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------
                                                                   (Column A)                                (Column B)
                                                                Number of Loans                     Amount Currently Outstanding
                                                       -------------------------------         -----------------------------------
3.  Number and amount currently outstanding of
    "Loans secured by nonfarm nonresidential
    properties" reported in Schedule be less than
    or equal to Schedule RC-C, part 1, item 1.e:)       RCON                                   RCON
    a.  With original amounts of $ 100,000              ----                                   ----
        or Less__________________________________       5564. .              N/A               5565. .          N/A          3.a
    b.  With original amounts of more than $ 100,000
        through $ 250,000________________________       5566. .              N/A               5567. .          N/A          3.b
    c.  With original amounts of more than $ 250,000
        through $ 1,000,000______________________       5568. .              N/A               5569. .          N/A          3.c
4.  Number and amount currently outstanding of
    "Commercial and industrial loans to U.S.
    addresses" reported  in Schedule RC-C,
    part 1, item 4.a (sum of items 4.a through
    4.c must be less than or equal to Schedule
    RC-C, part 1, item 4.a):                            RCON                                   RCON
    a.  With original amounts of $ 100,000              ----                                   ----
        or less__________________________________       5570. .              N/A               5571. .         N/A           4.a
    b.  With original amounts of more than
        $ 100,000 through $ 250,000______________       5572. .              N/A               5573. .         N/A           4.b
    c.  With original amounts of more than
        $ 250,000 through $ 1,000,000____________       5574. .              N/A               5575. .         N/A           4.c

Part II. Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right
   whether all or substantially all of the dollar
   volume of your bank's "Loans secured by
   farmland (including farm residential and other
   improvements)" reported in Schedule RC-C,
   part I, item 1.b, and all or substantially all
   of the dollar volume of your bank's "Loans to
   finance agricultural production and other loans
   to farmers" reported in Schedule RC-C, part I
   item 3, have original amounts of $ 100,000 or
   less (If your bank has no loans outstanding in
   both of these two loan categories, place an "X"
   in the box marked "NO" and do not complete           RCON    YES  NO
   items 7 and 8; otherwise, see instructions for       ----    ---  --
   further information.)________________________________6860. .       X    5.

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

6. Report the total number of loans
   currently outstanding for each
   of the following Schedule RC-C,
   part I, loan categories:              Number of Loans
   a. "Loans secured by farmland        -----------------
      (including farm residential
      and other improvements)"          RCON
      reported in Schedule RC-C,        ----
      part I, item 1.b__________________5576. .  N/A  6.a
   b. "Loans to finance agricultural
      production and other loans to farmers"
      reported in Schedule RC-C, part I,
      item 3____________________________5577. .  N/A  6.b

                                                    Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------
                                        ............................................
                                          (Column A)            (Column B)
                                        Number of Loans Amount Currently Outstanding
                                        --------------- ----------------------------
7. Number and amount currently out-
   standing of "Loans secured by
   farmland (including farm
   residential and other improve-
   ments)" reported in Schedule
   RC-C, part I, item 1.b (sum of
   items 7.a through 7.c must be
   less than or equal to Schedule       RCON            RCON
   RC-C, part I, item 1.b):             ----            ----
   a. With original amounts of
      $ 100,000 or less_________________5578. .  N/A    5579. . N/A                    7.a
   b. With original amounts of
      more than $ 100,000 through
      $ 250,000_________________________5580. .  N/A    5581. . N/A                    7.b
   c. With original amounts of
      more than $ 250,000 through
      $ 500,000_________________________5582. .  N/A    5583. . N/A                    7.c
8. Number and amount currently out-
   standing of "Loans to finance
   agricultural production and other
   loans to farmers" reported in Schedule
   RC-C, part I, item 3 (sum of items
   8.a through 8.c must be less than or
   equal to Schedule RC-C, part I,      RCON            RCON
   item 3):                             ----            ----
   a. With original amounts of
      $ 100,000 or less_________________5584. .  N/A    5585. . N/A                    8.a
   b. With original amounts of more
      than $ 100,000 through $ 250,000__5586. .  N/A    5587. . N/A                    8.b
   c. With original amounts of more
      than $ 250,000 through $ 500,000__5588. .  N/A    5589. . N/A                    8.c

Schedule RC-E - Deposit Liabilities

                                                                                                                             C225 -
                                                                                                        Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                           -------------------Transactions Accounts------------------- --Nontransaction Accounts--
                                                      (Column A)                 (Column B)                    (Column C)
                                                  Total transaction         Memo: Total demand
                                             accounts (including total    deposits (included in           Total nontransaction
                                                   demand deposits)             column A)              accounts (including MMDAs)
- --------------------------------------------- ------------------------ ------------------------- ---------------------------------
Deposits of:                                  RCON                     RCON                      RCON
                                              ----                     ----                      ----
1. Individuals, partnerships and corporations_2201..                0  2240..                 0  2346..                      0  1.
2. U.S. Government____________________________2202..                0  2280..                 0  2520..                      0  2.
3. States and political subdivisions in
   the U.S.___________________________________2203..                0  2290..                 0  2530..                      0  3.
4. Commercial banks in the U.S._______________2206..                0  2310..                 0  2550..                      0  4.
5. Other depository institutions in the U.S.__2207..                0  2312..                 0  2349..                      0  5.
6. Banks in foreign countries_________________2213..                0  2320..                 0  2236..                      0  6.
7. Foreign governments and official institu-
   tions (includings foreign central banks____2216..                0  2300..                 0  2377..                      0  7.
8. Certified and official checks______________2330..                0  2330..                            .   .   .   .   .   .  8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)_________________________________2215..                0  2210..                 0  2385..                      0  9.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
Memoranda
1. Selected components of total deposits (i.e., sum of items 9, columns A and C):             RCOM
                                                                                              ----
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts_____________________6835..               0      M.1.a
   b. Total brokered deposits_________________________________________________________________2365..               0      M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $ 100,000______________________________________2343..               0      M.1.c1
      (2) Issued either in denominations of $ 100,00 or in denominations greater than
          $ 100,000 and participated out by the broker in shares of $100,000 or less__________2344..               0      M.1.c2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of Less than $ 100,000 or with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)____________A243..               0      M.1.d1
      (2) Brokered deposits issued in denominations of $ 100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)________________A244..               0      M.1.d2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the
      U.S. reported in item 3 above which are secured or collateralized as required under
      state law)______________________________________________________________________________5590..               0      M.1.e

2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)_______________________________________________6810..               0      M.2.a1
      (2) Other savings deposits (excludes MMDAs)_____________________________________________0352..               0      M.2.a2
   b. Total time deposits of less than $ 100,000______________________________________________6648..               0      M.2.b
   c. Time certificates of deposit of $ 100,000 or more_______________________________________6645..               0      M.2.c
   d. Open-account time deposits of $100,000 or more__________________________________________6646..               0      M.2.d

3. ALL NOW accounts (included in column A above)______________________________________________2398..               0      M.3

4. Not applicable


                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
Memoranda (continued)
5. Maturity and repricing data for time deposits of less than $ 100,00 (sum of Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)
   a. Fixed rate time deposits of less than $ 100,00 with a remaining maturity of:         RCON
                                                                                           ----
      (1) Three months or less_____________________________________________________________A225. .                   0     M.5.a1
      (2) Over three months through 12 months______________________________________________A226. .                   0     M.5.a2
      (3) Over one year____________________________________________________________________A227. .                   0     M.5.a3
   b. Floating rate time deposits of less than $ 100,00 with a repricing frequency of :
      (1) Quarterly or more frequently_____________________________________________________A228. .                   0     M.5.b1
      (2) Annually or more frequently, but less frequently than quarterly__________________A229. .                   0     M.5.b2
      (3) Less frequently than annually____________________________________________________A230. .                   0     M.5.b3
   c. Floating rate time deposits of less than $ 100,000 with a remaining maturity of
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)________A231. .                   0     M.5.c
6. Maturity and repricing data for time deposits of $ 100,000 or more (i.e., time certificates of deposit of $ 100,000 or more and open-account time deposits of
   $ 100,000 or more) (sum of Memorandum item 6.a.(1) through 6.b.(4) must equal the sum of Memorandum items 2.c and 2.d above): (1)
   a. Fixed rate time deposits of $ 100,000 or more with a remaining maturity of:
      (1) Three months or less_____________________________________________________________A232. .                   0     M.6.a1
      (2) Over three months through 12 months______________________________________________A233. .                   0     M.6.a2
      (3) Over one year through five years_________________________________________________A234. .                   0     M.6.a3
      (4) Over five years__________________________________________________________________A235. .                   0     M.6.a4
   b. Floating rate time deposits of $ 100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently_____________________________________________________A236. .                   0     M.6.b1
      (2) Annually or more frequently, but less frequently than quarterly__________________A237. .                   0     M.6.b2
      (3) Every five years or more frequently, but less frequently than annually___________A238. .                   0     M.6.b3
      (4) Less frequently than every five years____________________________________________A239. .                   0     M.6.b4
   c. Floating rate time deposits of $ 100,000 or more with a remaining maturity of
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4)_______________A240. .                   0     M.6.c
- -------------

(1)Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Schedule RC-F - Other Assets


                                                                                                                                C230

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
1. Income earned, not collected on loans_________________________________________________2164. .                    0      1.
2. Net deferred tax assets (1)___________________________________________________________2148. .                  481      2.
3. Excess residential mortgage servicing fees receivable________________________________5371. .                    0      3.
4. Other (itemize and describe amounts that exceed 25% of this item)_____________________2168. .               11,333      4.
      TEXT                                                RCON
      ----                                                ----
   a. 3549:  Accounts Receivable__________________________3549 . .         5,947                  . . . . . . . . . .      4.a
   b. 3550:  Accrued Federal Taxes________________________3550 . .         2,843                  . . . . . . . . . .      4.b
   c. 3551:_______________________________________________3551 . .        N/A                     . . . . . . . . . .      4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                    2160. .               11,814      5.

Memorandum

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------

1. Deferred tax assets disallowed for regulatory capital purposes________________________5610. .                    0      M.1


Schedule RC-G - Other Liabilities

                                                                                                                                C235

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
1. a. Interest accrued and unpaid on deposits (2)________________________________________3645. .                    0      1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)__________3646. .                5,867      1.b
2. Net deferred tax liabilities (1)______________________________________________________3049. .                    0      2.
3. Minority interest in consolidated subsidiaries________________________________________3000. .                    0      3.
4. Other (itemize and describe amounts that exceed 25% of this item)_____________________2938. .               16,947      4.
      TEXT                                                RCON
      ----                                                ----
   a. 3552:  Account Payable Due to Affiliate_____________3552. .          6,831                . . . . . . . . . . .      4.a
   b. 3553:  Deferred Income - Fees_______________________3553. .          6,494                . . . . . . . . . . .      4.b
   c. 3554:_______________________________________________3554. .         N/A                   . . . . . . . . . . .      4.c
5. Total (sum of items 1 through 4 (must equal Schedule RC, item 20)____________________2930. .               22,814      5.

- ---------------

(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, includes "dividends" accrued and unpaid on deposits.

Schedule RC-K - Quarterly Averages(1)

                                                                            C255

                                                                                                Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                   RCON
                                                                                         ----
1. Interest-bearing balances due from depository institutions____________________________3381. .        0           1.
2. U.S. Treasury securities and U.S. Government agency and corporation obligations(3)____3382. .      258           2.
3. Securities issued by states and political subdivisions in the U.S.(3)_________________3383. .        0           3.
4. a. Other debt securities (3)__________________________________________________________3647. .        0           4.a
   b. Equity securities (4)(includes investments in mutual funds and Federal Reserve
      stock)_____________________________________________________________________________3648. .    3,721           4.b
5. Federal funds sold and securities purchased under agreements to resell________________3365. .        0           5.
6. Total loans (2):
   a. Real estate loans__________________________________________________________________3286. .        0           6.a
   b. Installment loans__________________________________________________________________3287. .        0           6.b
   c. Credit cards and related plans_____________________________________________________3288. .        0           6.c
   d. Commercial (time and demand) and all other loans___________________________________3289. .        0           6.d
7. Trading assets________________________________________________________________________3401. .        0           7.
8. Lease financing receivables (net of unearned income)__________________________________3484. .        0           8.
9. Total assets(5)_______________________________________________________________________3368. .  136,899           9.

LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
    preauthorized transfer accounts) (exclude demand deposits)___________________________3485. .        0           10.
11. Nontransaction accounts:
    a. Money market deposit accounts (MMDAs)___________-_________________________________3486. .        0           11.a
    b. Other savings deposits____________________________________________________________3487. .        0           11.b
    c. Time certificates of deposit of $ 100,000 or more_________________________________3345. .        0           11.c
    d. All other time deposits___________________________________________________________3469. .        0           11.d
12. Federal funds purchased and securities sold under agreements to repurchase___________3353. .        0           12.
13. Other borrowed money_________________________________________________________________3355. .        0           13.

Memorandum

- -------------------------------------------------------------------------------------------------------------------------
 1. To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part 1, item 3) exceeding five percent of total Loans.
    Agricultural loans (2) included in items 6.a through 6.d above_______________________3379. .        0            M.1

- ----------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) See instructions for loan classifications used in this schedule.
(3) Quarterly averages for all debt securities should be based on amortized cost.
(4) Quarterly averages for all equity securities should be based on historical cost.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                             C260 -
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,          RCON
                                                                                        ----
       e.g., home equity lines__________________________________________________________3814. . . . . . . 0      1.a
    b. Credit card lines________________________________________________________________3815. .           0      1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate_____________________________3816. .           0      1.c.1
       (2) Commitments to fund loans not secured by real estate_________________________6550. .           0      1.c.2
    d. Securities underwriting__________________________________________________________3817. .           0      1.d
    e. Other unused commitments_________________________________________________________3818. .           0      1.e

 2. Financial standby letters of credit_________________________________________________3819. .           0      2.
    a. Amount of financial standby letters of credit     RCON
                                                         ----
       conveyed to others________________________________3820 . .                  0            . . . . . 0      2.a

 3. Performance standby letters of credit_______________________________________________3821. .           0      3.
    a. Amount of performance standby letters of credit   RCON
                                                         ----
       conveyed to others________________________________3822 . .                  0            . . . . . 0      3.a

 4. Commercial and similar letters of credit____________________________________________3411. .           0      4.

 5. Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank_______________________________________________________________3428. .           0      5.

 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank_______________________________________________________3429. .           0      6.

 7. Securities borrowed_________________________________________________________________3432. .           0      7.

 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)_____________________________________3433. .           0      8.

 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date_3650. .           0      9.a.1
       (2) Amount of recourse exposure on these mortgages as of the report date_________3651. .           0      9.a.2
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date_3652. .           0      9.b.1
       (2) Amount of recourse exposure on these mortgages as of the report date_________3653. .           0      9.b.2
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date_3654. .           0      9.c.1
       (2) Amount of recourse exposure on these mortgages as of the report date_________3655. .           0      9.c.2
    d. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as
           of the report date___________________________________________________________A249. .           0      9.d.1
       (2) Amount of retained recourse on these obligations as of the report date_______A250. .           0      9.d.2

10. When-issued securities:
    a. Gross commitments to purchase____________________________________________________3434. .           0      10.a
    a. Gross commitments to sell________________________________________________________3435. .           0      10.b

11. Spot foreign exchange contracts_____________________________________________________8765. .           0      11.

12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")____________________________________________________3430. .           0      12.
       TEXT                                              RCON
       ----                                              ----
    a. 3555:_____________________________________________3555 . .           N/A                 . . . . . .      12.a
    b. 3556:_____________________________________________3556 . .                  0            . . . . . .      12.b
    c. 3557:_____________________________________________3557 . .           N/A                 . . . . . .      12.c
    d. 3558:_____________________________________________3558 . .           N/A                 . . . . . .      12.d

13. All other off-balance sheet
    assets (exclude off-balance
    sheet derivatives) (itemize
    and describe each component
    of this item over 25% of
    Schedule RC, item 28, "Total
    equity capital")__________________________5591. .                0    13.
       TEXT                      RCON
       ----                      ----
    a. 5592: ____________________5592. .     N/A           . . . . . .    13.a
    b. 5593: ____________________5593. .     N/A           . . . . . .    13.b
    c. 5594: ____________________5594. .     N/A           . . . . . .    13.c
    d. 5595: ____________________5595. .     N/A           . . . . . .    13.d


                                                                        C261 -

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                             (Column A)           (Column B)           (Column C)         (Column D)
                                                                                         Equity           Commodity
Off-Balance sheet Derivatives Position     Interest Rate       Foreign Exchange        Derivative         And Other
Indicators                                   Contracts             Contracts           Contracts          Contracts
- --------------------------------------  -------------------  --------------------  -----------------  ------------------
14. Gross amounts (e.g., notional
    amounts)(for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b:   RCON                 RCON               RCON               RCON
                                       ----                 ----               ----               ----
    a. Futures contracts_______________8693..            0  8694..          0  8695..          0  8696..          0  14.a
    b. Forward contracts_______________8697..            0  8698..          0  8699..          0  8700..          0  14.b
    c. Exchange-traded option contracts:
       (1) Written options_____________8701..            0  8702..          0  8703..          0  8704..          0  14.c1
       (2) Purchased options___________8705..            0  8706..          0  8707..          0  8708..          0  14.c2
    d. Over-the-counter option contracts:
       (1) Written options_____________8709..            0  8710..          0  8711..          0  8712..          0  14.d1
       (2) Purchased options___________8713..            0  8714..          0  8715..          0  8716..          0  14.d2
    e. Swaps___________________________3450..            0  3826..          0  8719..          0  8720..          0  14.e
15. Total gross notional amount of
    derivative contacts held for
    trading____________________________A126..            0  A127..          0  8723..          0  8724..          0  15.
16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market______8725..            0  8726..          0  8727..          0  8728..          0  16.a
    b. Contracts not marked to market__8729..            0  8730..          0  8731..          0  8732..          0  16.b
17. Gross fair value of derivative
    contracts:
    a. Contracts held for trading:
       (1) Gross positive fair value___8733..            0  8734..          0  8735..          0  8736..          0  17.a1
       (2) Gross negative fair value___8737..            0  8738..          0  8739..          0  8740..          0  17.a2
    b. Contracts held for purposes other
       than trading that are marked to
       market:
       (1) Gross positive fair value___8741..            0  8742..          0  8743..          0  8744..          0  17.b1
       (2) Gross negative fair value___8745..            0  8746..          0  8747..          0  8748..          0  17.b2
    c. Contracts held for purposes other
       than trading that are not market
       to market:
       (1) Gross positive fair value___8749..            0  8750..          0  8751..          0  8752..          0  17.c1
       (2) Gross negative fair value___8753..            0  8754..          0  8755..          0  8756..          0  17.c2


Memoranda

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Not applicable.
2. Not applicable.
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of
   commitments that are fee paid or otherwise legally binding)__________________________3833. .              0       M.3
   a. Participations in commitments with an original      RCON
                                                          ----
      maturity exceeding one year conveyed to others______3834. .                 0                . . . . . .       M.3a

Schedule RC-M - Memoranda

                                                                                                                         C265
                                                                                                      Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
    a. Aggregate amount of all extensions of credit to all executive officers, directors, RCON
                                                                                          ----
       principal shareholders and their related interests_________________________________6164..                 0        1.a
    b. Number of executive officers, directors, and principal
       shareholders to whom the amount of all extensions of
       credit by the reporting bank (including extensions of
       credit to related interests) equals or exceeds the
       lesser of $500,000 or 5 percent of total capital as    RCON            Number
                                                              ----            ------
       defined for this purpose in agency regulations_________6165..                0             .  .  .  .  .  .        1.b

 2. Federal funds sold and securities purchased under agreements to resell with
    U.S. branches and agencies of foreign banks (1) (included in Schedule RC,
    item 3.a and 3.b)_____________________________________________________________________3405..                 0        2.

 3. Not applicable.

 4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
    a. Mortgages serviced under a GNMA contract___________________________________________5500..                 0        4.a
    b. Mortgages serviced under a FHLMC contract:
       (1) Serviced with recourse to servicer_____________________________________________5501..                 0        4.b.1
       (2) Serviced without recourse to servicer__________________________________________5502..                 0        4.b.2
    c. Mortgages serviced under a FNMA contract:
       (1) Serviced under a regular option contract_______________________________________5503..                 0        4.c.1
       (2) Serviced under a special option contract_______________________________________5504..                 0        4.c.2
    d. Mortgages serviced under other servicing contracts_________________________________5505..                 0        4.d

 5. Not applicable.

 6. Intangible assets:
    a. Mortgage servicing rights__________________________________________________________3164..                 0        6.a
    b. Other identifiable intangible assets:
       (1) Purchased credit card relationships____________________________________________5506..                 0        6.b.1
       (2) All other identifiable intangible assets_______________________________________5507..            80,384        6.b.2
    c. Goodwill___________________________________________________________________________3163..             2,944        6.c
    d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)_____________2143..            83,328        6.d
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been
       grandfathered or are otherwise qualifying for regulatory capital purposes__________6442..                 0        6.e

 7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
    redeem the debt_______________________________________________________________________3295..                 0        7.

- ----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
8. a. Other real estate owned:                                                             RCON
                                                                                           ----
      (1) Direct and indirect investments in real estate ventures__________________________5372. .          0             8.a.1
      (2) All other real estate owned:
          (a) Construction and land development____________________________________________5508. .          0             8.a.2a
          (b) Farmland_____________________________________________________________________5509. .          0             8.a.2b
          (c) 1-4 family residential properties____________________________________________5510. .          0             8.a.2c
          (d) Multifamily (5 or more) residential properties_______________________________5511. .          0             8.a.2d
          (e) Nonfarm nonresidential properties____________________________________________5512. .          0             8.a.2e
      (3) Total (sum of items 8.a.(1) and 8.a.(2), (must equal Schedule RC, item 7)_________2159. .          0             8.a.3
   b. Investments in unconsolidated subsidiaries and associated companies:
      (1) Direct and indirect investments in real estate ventures__________________________5374. .          0             8.b.1
      (2) All other investments in unconsolidated subsidiaries and associated companies____5375. .          0             8.b.2
      (3) Total (sum of items 8.b.(1) and 8.b.(2), (must equal Schedule RC, item 8)_________2130. .          0             8.b.3
   c. Total assets of unconsolidated subsidiaries and associated companies_________________5376. .          0             8.c

9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
   item 23, "Perpetual preferred stock and related surplus"________________________________3778. .          0             9.

10. Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
    a. Money market funds__________________________________________________________________6441. .          0             10.a
    b. Equity securities funds_____________________________________________________________8427. .          0             10.b
    c. Debt securities funds_______________________________________________________________8428. .          0             10.c
    d. Other mutual funds__________________________________________________________________8429. .          0             10.d
    e. Annuities___________________________________________________________________________8430. .          0             10.e
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above)_________________________________________________________________________8784. .          0             10.f


Memorandum
                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report
   only):                                                                                  RCON
                                                                                           ----
   a. Reciprocal holdings of banking organizations' capital instruments____________________3836. .         N/A            M.1.a
   b. Nonreciprocal holdings of banking organizations' capital instruments_________________3837. .         N/A            M.1.b

Schedule RC-N - Past Due and Nonaccrual Loans (1), Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 7, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                            C270

                                                                                              Dollar Amounts In Thousands
- -------------------------------------------------------------------------------------------------------------------------

                                        ......(Column A)........   .......(Column B).........  .......(Column C)......
                                        Past due 30 through 89      Past due 90 days or more           Nonaccrual
                                        days and still accruing        and still accruing
                                       -------------------------   --------------------------  -----------------------
                                       RCON                        RCON                        RCON
                                       ----                        ----                        ----
1. Real estate loans____________________1210..                 0    1211..                 0    1212..               0 1.
2. Installment loans____________________1214..                 0    1215..                 0    1216..               0 2.
3. Credit cards and related plans_______1218..                 0    1219..                 0    1220..               0 3.
4. Commercial (time and demand) and
   all other loans______________________1222..                0    1223..                 0    1224..               0 4.
5. Lease financing receivables__________1226..                0    1227..                 0    1228..               0 5.
6. Debt securities and other assets
   (exclude other real estate owned and
   other repossessed assets)____________3505..                0    3506..                 0    3507..               0 6.

========================================================================================================================
Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items
1 through 5.
7. Loans and leases reported in
   items 1 through 5 above which
   are wholly or partially             RCON                        RCON                        RCON
   guaranteed by the U.S.              ----                        ----                        -----
   Government__________________________5612..                 0    5613..                 0    5614..               0 7.
   a. Guaranteed portion of loans and
      leases included in item 7
      above____________________________5615..                 0    5616..                 0    5617..               0 7.a

Memoranda                                                                                                   C273
                                                                                             Dollar Amounts In Thousands
- -------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases
   included in Schedule RC-N, items 1
   through 5, above (and not reported  RCON                        RCON                        RCON
   in Schedule RC-C, Memorandum        ----                        ----                        ----
   item 2)______________________________1658..                 0    1659..                 0    1661..               0 M.1
2. To be completed by banks with loans
   to finance agricultural production
   and other loans to farmers
   (Schedule RC-C, part I, item 3)
   exceeding five percent of total
   loans:
   Agricultural loans included in
   Schedule RC-N, items 1 through 4,
   above________________________________1230..                 0    1231..                 0    1232..               0 M.2
3. Loans to finance commercial real
   estate, construction, and land
   development activities (not
   secured by real estate) included
   in Schedule RC-N, items 2 through
   4, above_____________________________5421..                 0    5422..                 0    5423..               0 M.3
4. Real estate loans (sum of Memorandum
   items 4.a through 4.e must equal
   Schedule RC-N, item 1, above):
   a. Construction and land
      development_______________________5424..                 0    5425..                 0    5426..               0 M.4a
   b. Secured by farmland_______________5427..                 0    5428..                 0    5429..               0 M.4b
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans
          secured by 1-4 family
          residential properties and
          extended under lines of
          credit________________________5430..                0    5431..                 0    5432..               0 M.4c1
      (2) All other loans secured by 1-4
          family residential properties_5433..                0    5434..                 0    5435..               0 M.4c2
   d. Secured by multifamily (5 or more)
      residential properties____________5436..                0    5437..                 0    5438..               0 M.4d
   e. Secured by nonfarm nonresidential
      properties________________________5439..                0    5440..                 0    5441..               0 M.4e

- ----------------
(1) See instructions for loan classifications used in this schedule.

Schedule RC-O - Other Data for Deposit Insurance Assessments

                                                                                                             C275
                                                                                              Dollar Amounts in Thousands
- ---------------------------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):                                         RCON
                                                                                ----
    a. Actual amount of all unposted debits_____________________________________0030. .                   0     1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits__________________0031. .            N/A          1.b.1
       (2) Actual amount of unposted debits to time and savings deposits (1)____0032. .            N/A          1.b.2
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits____________________________________3510. .                   0     2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits_________________3512. .            N/A          2.b.1
       (2) Actual amount of unposted credits to time and savings deposits (1)___3514. .            N/A          2.b.2
3.  Uninvested trust funds (cash) held in bank's own trust department (not
    included in total deposits)_________________________________________________3520. .                   0     3.
4.  Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries_____________________________2211. .                   0     4.a
    b. Time and savings deposits (1) of consolidated subsidiaries_______________2351. .                   0     4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries_____5514. .                   0     4.c

5.  Not applicable.

Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.

6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E,
       Memorandum item 4.a)_____________________________________________________2314. .                   0     6.a
    b. Amount reflected in time and savings deposits (1) (included in Schedule
       RC-E, Memorandum item 4.b)_______________________________________________2315. .                   0     6.b

7.  Unamortized premiums and discounts on time and savings deposits:(1)
    a. Unamortized premiums_____________________________________________________5516. .                   0     7.a
    b. Unamortized discounts____________________________________________________5517. .                   0     7.b

8.  To be completed by banks with "Oakar deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under
    Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC
    Oakar Transaction Worksheet(s))_____________________________________________5518. .                   0     8.

9.  Deposits in lifeline accounts_______________________________________________    . . . . . . . . . . . .     9.

10. Benefit-responsive "Depository Institution Investment Contracts" (included
    in total deposits)__________________________________________________________8432. .                   0    10.

- ---------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if reciprocal demand balances
       between the reported bank and savings associations were reported on a net basis   RCON
                                                                                         ----
       rather than a gross basis in schedule RC-E________________________________________8785                      0       11.a
    b. Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks were
       reported on a gross basis rather than a net basis in Schedule RC-E________________A181                      0       11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of U.S. banks and savings
       associations in Schedule RC-E_____________________________________________________A182                      0       11.c

Memoranda

(To be completed each quarter except as noted)                                                           Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1.  Total deposits of the bank
    (sum of Memorandum items 1.a.(1) and 1.B (1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:                                             RCON
                                                                                         ----
       (1) Amount of deposit accounts of $ 100,000 or less_______________________________2702                      0       M.1.a1
       (2) Number of deposit accounts of $ 100,000 or less RCON         Number
                                                           ----         ------
           (to be completed for the June report only)______3779. .           0                 .    .    .    .    .       M.1.a2
    b. Deposit accounts of more than $ 100,000:
       (1) Amount of deposit accounts of more than $ 100,000_____________________________2710. .                   0       M.1.b1
       (2) Number of deposit accounts of more than         RCON         Number
                                                           ----         ------
           $ 100,000_______________________________________2722. .           0                  .    .    .    .    .      M.1.b2

2.  Estimated amount of uninsured deposits of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(2) above by $ 100,000 and subtracting the result from the amount of deposit accounts of more than $ 100,000 reported in Memorandum item 1.b.(1) above.


       Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of
       uninsured deposits than the estimate                                              RCON         YES         NO
                                                                                         ----         ---         --        M.2.a
       described above___________________________________________________________________6861. .                   X
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure_______________________________5597. .            N/A             M.2.b


Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R
must be completed. To be completed only by banks with
total assets of less than $1 billion. Indicate in the
appropriate box at the right whether the bank      RCON     YES      NO    C280
has total capital greater than or equal            ----     ---      --    ----
to eight percent of adjusted total assets__________6056      X              1.
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                -----------------------------------------------------------
NOTE: All banks are required to complete                              (Column A)                       (Column B)
items 2 and 3 below. See optional worksheet                    Subordinated Debt (1) and
for items 3.a through 3.f.                                         Intermediate Term                Other Limited-Life
                                                                    Preferred Stock                 Capital Instruments
                                                                -------------------------          ------------------------
2. Subordinated debt (1) and other Limited-Life capital
   instruments (original weighted average maturity of at
   least five years) with a remaining maturity of:              RCON                               RCON
                                                                ----                               ----
   a. One year or less__________________________________________3780. .             0              3786. .             0     2.a
   b. Over one year through two years___________________________3781. .             0              3787. .             0     2.b
   c. Over two years through three years________________________3782. .             0              3788. .             0     2.c
   d. Over three years through four years_______________________3783. .             0              3789. .             0     2.d
   e. Over four years through five years________________________3784. .             0              3790. .             0     2.e
   f. Over five years___________________________________________3785. .             0              3791. .             0     2.f
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses):
   a. Tier 1 capital_______________________________________________________________________________8274. .        40,058     3.a
   b. Tier 2 capital_______________________________________________________________________________8275. .             0     3.b
   c. Total risk-based capital_____________________________________________________________________3792. .        40,058     3.c
   d. Excess allowance for Loan and Lease Losses___________________________________________________A222. .             0     3.d
   e. Risk-weighted assets_________________________________________________________________________A223. .        21,611     3.e
   f. Average total assets_________________________________________________________________________A224. .        53,571     3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed
by banks that answered NO to items 1 above and by banks
with total assets of $1 billion or more.
                                                                ----------------------------------------------------------------
                                                                    (Column A)                             (Column B)
                                                               Assets Recorded on the               Credit Equivalent Amount
                                                                   Balance Sheet                 of Off-Balance Sheet Items (2)
                                                                ------------------------    ------------------------------------
4. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the Zero percent risk category:
   a: Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on, and
          claims unconditionally guaranteed by, the U.S.
          Government and its agencies and other DECD            RCON                               RCON
                                                                ----                               ----
          central governments___________________________________3794. .           259                   . . . . . . . . .    4.a.1
      (2) All other_____________________________________________3795. .         3,818                   . . . . . . . . .    4.a.2
   b. Credit equivalent amount of off-balance sheet items               . . . . . . .              3796. .       N/A         4.b

- --------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
                                                           -----------------------------------------------------------------
                                                                    (Column A)                      (Column B)
                                                              Assets Recorded on the         Credit Equivalent Amount
                                                                   Balance Sheet           of off-Balance Sheet Items (1)
                                                           -----------------------------   ------------------------------
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S.
          Government and its agencies and other OECD       RCON                            RCON
                                                           ----                            ----
          central governments______________________________3798. .             N/A                    . . . . . . . .    5.a.1
      (2) Claims collateralized by securities issued by
          the U.S. Government and its agencies and other
          OECD central governments; by securities issued
          by U.S. Government-sponsored agencies; and by
          cash on deposit__________________________________3799. .             N/A                    . . . . . . . .    5.a.2
      (3) All other________________________________________3800. .             46,480                 . . . . . . . .    5.a.3
   b. Credit equivalent amount of off-balance sheet items__           . . . . . . . .      3801. .          N/A          5.b
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet_________________3802. .             N/A                    . . . . . . . .    6.a
   b. Credit equivalent amount of off-balance sheet items__           . . . . . . . .      3803. .          N/A          6.b
7. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet_________________3804. .             95,643                 . . . . . . . .    7.a
   b. Credit equivalent amount of off-balance sheet items__           . . . . . . . .      3805. .          N/A          7.b
8. On-balance sheet asset values excluded from the
   calculation of the risk-based capital ratio(2)__________3806. .             N/A                    . . . . . . . .    8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
   Schedule RC, item 12 plus items 4.b and 4.c)____________3807. .            146,200                 . . . . . . . .    9.


Memoranda

                                                                                                         Dollar Amounts in Thousands
- ------------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by    RCON
                                                                                           ----
   the risk-based capital standards_______________________________________________________ 8764. .          N/A          M.1.



                                               ------------------------------With a remaining maturity of -------------------------
                                                       (Column A)                (Column B)                   (Column C)
                                                                                Over one year
                                                    One year or less         through five years             Over five years
                                               -------------------------- -------------------------- ------------------------------
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)              RCON                       RCON                       RCON
                                               ----                       ----                       ----
   a. Interest rate contracts__________________3809. .        N/A         8766. .        N/A         8767. .       N/A        M.2a
   b. Foreign exchange contracts_______________3812. .        N/A         8769. .        N/A         8770. .       N/A        M.2b
   c. Gold contracts___________________________8771. .        N/A         8772. .        N/A         8773. .       N/A        M.2c
   d. Other precious metals contracts__________8774. .        N/A         8775. .        N/A         8776. .       N/A        M.2d
   e. Other commodity contracts________________8777. .        N/A         8778. .        N/A         8779. .       N/A        M.2e
   f. Equity derivative contracts______________A000. .        N/A         A001. .        N/A         A002. .       N/A        M.2f
- -----------


(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

             Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                     at close of business on June 30, 1996


FIRST TRUST OF CALIFORNIA, N.A.              SAN FRANCISCO               CA
- -------------------------------------------  --------------------------  -------
Legal Title of Bank                          City                        State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

- --------------------------------------------------------------------------------
                                                                   C271   C272

No comment:                  X  (RCON 6979)
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):






                       --------------------------------------  -----------------
                       Signature of Executive Officer of Bank  Date of Signature

[LETTERHEAD APPEARS HERE]



                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
- --------------------------------------------------------------------------------


                                     OMB No. For OCC:               1557-0081
                                     OMB No. For FDIC:              3064-0052
                                     OMB No. For Federal Reserve:   7100-0036
                                     Expiration Date:               03/31/99

                                           SPECIAL REPORT
                                     (Dollar Amounts in Thousands)

                           CLOSE OF BUSINESS DATE:   FDIC Certificate Number:
                            June 30, 1996                33626       C700 -
- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
- --------------------------------------------------------------------------------
 The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
- --------------------------------------------------------------------------------

                                                                                  RCOM
                                                                                  ----
a. Number of loans made to executive officers since the previous Call Report date_3561..              NONE    a.
b. Total dollar amount of above loans (in thousands of dollars)...................3562..                 0    b.
c. Range of interest charged on above loans (example: 9-3/6% = 9.75%)........7701/7702..   0.00%  to  0.00%   c.

- -------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:
                                                       DATE (Month, Day, Year):

- -------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED: (TEXT 8903)

                                  ---------------------------------------------
                                  AREA CODE/PHONE NUMBER/EXTENSION: (TEXT 8904)
                                  (612)  973-3306

Diane F Hamernik, Accountant
- -------------------------------------------------------------------------------

FDIC 8040/53 (6-95)